UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

ADVANCED GROWING SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED GROWING SYSTEMS, INC.

3050 Royal Boulevard South
Suite 135
Alpharetta, GA 30022
(678) 387-5061

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 12, 2008

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of ADVANCED GROWING SYSTEMS, INC., a Nevada corporation (the “Company”), which will be held at 9:00 AM local time, on December 12, 2008 at the Courtyard by Marriott, 214 E. Kaliste Saloom Road, Lafayette, LA 70508, for the following purposes:

1.           To elect the Company’s Board of Directors to hold office for a one year term and until each of their successors are elected and qualified.

2.           To ratify the appointment of Porter Keadle Moore, LLP, as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2009.

3.           To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on November 7, 2008 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at our executive offices located at 3050 Royal Boulevard South, Suite 135, Alpharetta, GA 30022.

By Order of the Board of Directors

Christopher J. Nichols
Chief Executive Officer
November 7, 2008
Alpharetta, Georgia

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

ADVANCED GROWING SYSTEMS, INC.
3050 Royal Boulevard South
Suite 135
Alpharetta, GA 30022
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2008

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Advanced Growing Systems, Inc.  (together with its subsidiaries, “Company”, “Advanced Growing”,  “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at the Courtyard by Marriott, 214 E. Kaliste Saloom Road, Lafayette, LA 70508 , on December 12, 2008 and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to shareholders on November 12, 2008.  Shareholders should review the information provided herein in conjunction with the Company’s Form 10-KSB for the year ended September 30, 2007, which has been filed with the SEC and the Company’s quarterly filings on Form 10-QSB for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, and other filings with the SEC. The Company’s principal executive offices are located at 3050 Royal Boulevard South, Suite 135, Alpharetta, GA 30022. Our telephone number is (678) 387-5061.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on November 7, 2008 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.   As of the date herein there are 25,873,761 shares of common stock, $0.001 par value (the “Common Stock”) issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting. In addition, the Company has Series A, Series B and Series C Preferred stock, $0.001 par value, 50,000,000 shares authorized, of which 4,750,000 shares of Class A Preferred Stock, 3,933,333 shares of Class B Preferred Stock, and 9,235,272 shares of Class C Preferred Stock (“Series A, B & C Preferred Stock” and collectively with the Common Stock, the “capital shares”) are issued and outstanding. Until the Preferred A, B, & C shares are converted into the underlying common shares the Preferred Shareholders do not have voting rights on matters presented to be voted by the holders of the Common Stock at this Annual Meeting.

Shareholders may vote in person or by proxy.  Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of Common Stock may not be voted cumulatively.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted.  Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the President of the Company; or

•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).
Any written notice revoking a proxy should be sent to: Our principal executive office at 3050 Royal Boulevard South, Suite 135, Alpharetta, GA 30022. No such revocation will be effective until written notice of the revocation is received by the Company prior to the Annual Meeting.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our Common Stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The six nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered public accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent registered public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 3050 Royal Boulevard South, Suite 135, Alpharetta, GA 30022 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five authorized directors.  A total of six directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting.  The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If no choice has been specified by a shareholder, the shares will be voted FOR the nominees.  If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.  If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Christopher J. Nichols (41) is the Chairman, President and CEO of AGWS. From December, 2003 through January, 2006 he was the senior Vice President of Sales for the Private Client Group at Westcap Securities, Inc. in Irvine, CA. From December of 2002 through October, 2003 he was a Vice President with Fisher Investments selling separate accounts to high net-worth individuals. From November, 1997 through October 2002, he was a Registered Representative with Interfirst Capital Corporation in Yorba Linda, CA. From January, 1991 through November of 1997, he was the Director of Sales and Marketing for Sun-Gard West, a regional distributor of solar control products.   Mr. Nichols serves on the board of directors of Bluefire Ethanol Fuels, Inc.

Lyle J. Mortensen (68) is a Certified Public Accountant. From June of 1965 until approximately April of 1978 he worked for Touche Ross & Co, now Deloitte & Touche, in the audit and tax departments. From April 1978 until present time he has been self employed as a Certified Public Accountant working mainly in a tax and consulting capacity and serving as the chief financial officer for various small private companies.

Jack Cowan (74) is a Director and founder of Venture Chemicals, Inc. in Lafayette LA. He brings massive experience in chemical engineering, chemical management and sophisticated manufacturing. He is currently Chairman of the Board of the Venture Group, several small, specialty-based products companies serving a number of markets including oil and gas drilling fluid additives, agricultural products, animal feed additives, etc. Jack has been on various committees and actively involved in multiple professional organizations including the American Chemical Society, the American Petroleum Institute, the National Association of Corrosion Engineers and the Commercial Development Association. Jack is the author or co-author of more than 30 patents and is the author/co-author of numerous technical papers involving both drilling fluids and oilfield production chemicals. Jack has a BS Degree in Chemistry from Midwest University.

Steve Riegler (37) is a Director and has been a private equity investor over the past several years. He has also worked with several non-profit organizations as well as holding advisory roles with Epic Sports and Quicksilver Boardriders USA. He previously served as a professional equity trader at UBS and for 10 years was a specialist for Charles Schwab on the floor of the Pacific Stock Exchange (PCX) in Los Angeles. During his time at the PCX he served on the Board of Governors in 2000. He was also in charge of all major media communications including CNBC, CNN and local Los Angeles radio.

Scott Bailey (50) Scott A. Baily joined the Sands Brothers Venture Capital Funds I-IV in September, 2005, as Chief Operating Officer (COO), and a Director of the Member–Manager of the Funds.  Mr. Baily’s professional Wall Street experience spans nearly 25 years in a variety of capacities that includes such positions as a Partner and Senior Analyst at JPS Fund Group LLC, a hedge fund (2004-2005); CEO and President of GrandView Partners, a financial advisory firm (2001-2004).  In addition, while a Senior Vice President and Senior Equity Analyst at BlueStone Capital Partners (1996-2001), Mr. Baily was named an All Star Analyst in the Wall Street Journal’s 2000 Survey for his stock-picking ability. Earlier in his career, Mr. Baily worked at Barrow Street Research, Smith Barney, Harris Upham, Inc., and Paine Webber, Jackson & Curtis in a variety of senior positions. Mr. Baily earned a double B.A. degree in Business Administration and Corporate Relations, from Alma College, and did his Graduate work in Business Administration at Central Michigan University and the University of Detroit.  Mr. Bailey serves on the board of directors of AOI Medical, Inc.

Joseph I. Emas (53) Mr. Emas is licensed to practice law in Florida, New Jersey and New York. Since 2001, Mr. Emas has been the senior partner of Joseph I. Emas, P.A. Mr. Emas specializes in securities regulation, corporate finance, mergers and acquisitions and corporate law. Mr. Emas received his Honors B.A. at University of Toronto, Bachelor of Administrative Studies, with distinction, at York University in Toronto, his J.D., cum laude from Nova Southeastern Shepard Broad Law School and his L.L.M. in Securities Regulation at Georgetown University Law Center. Mr. Emas was an Adjunct Professor of Law at Nova Southeastern Shepard Broad Law School. Mr. Emas received the William Smith Award, Pro Bono Advocate for Children in 2000 and the 2006 Child Advocacy Award in Florida and is the author of “Update of Juvenile Jurisdiction Florida Practice in Juvenile Law.” Mr. Emas was been a member of the Juvenile Court Rules Committee for the State of Florida from 1999 through 2006, and currently sits on the Florida Child Advocacy Committee. Mr. Emas is a director of the public company’s HQ Sustainable Maritime Industries, Inc., and Bluefire Ethanol Fuels, Inc.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Directors has appointed Porter Keadle Moore, LLP as the Company’s independent registered public accounting firm to examine the consolidated financial statements of the Company for the financial year ended September 30, 2009.

Porter Keadle Moore, LLP was appointed by the board of directors on September 8, 2008.  Representatives Porter Keadle Moore, LLP are expected to attend the Annual Meeting, and will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

In the event shareholders fail to ratify the appointment of Porter Keadle Moore, LLP the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s Common Stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PORTER KEADLE MOORE, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met 2 times during fiscal year ended September 30, 2008. No director attended less than 100% of the meetings.  Additionally, the Board acted 6 times by unanimous written consent in lieu of a meeting during 2008.

The Company encourages its directors to attend the Annual Meeting of shareholders, and all directors attended the 2007 annual meeting.

Audit Committee

The Company’s three independent directors, Lyle J. Mortensen, Jack Cowan and Steve Riegler currently serve as its separately designated standing Audit Committee, established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with Mr. Mortensen chairing the committee and serving as its financial expert.

The Company’s Audit Committee held 1 meeting during the fiscal year ended September 30, 2008. The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The Audit Committee Charter is available upon request from the Company and is reviewed, revised and updated on annual basis.  Upon self-evaluation and review, the Audit Committee has determined that all requirements were satisfied during fiscal year ended September 30, 2008.

Compensation Committee

The Company’s three independent directors, Lyle J. Mortensen, Jack Cowan and Steve Riegler currently serve as its Compensation Committee, with Mr. Cowan chairing the committee.

The Compensation Committee Charter is available upon request from the Company. The Compensation Committee sets the overall compensation principles for the Company, subject to annual review. The Compensation Committee may not delegate its authority.  However, the Compensation Committee may retain counsel or consultants as necessary.  During fiscal 2008, the Compensation Committee met 1 time.

The Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

Nominating Committee

The Company’s three independent directors, Lyle J. Mortensen, Jack Cowan and Steve Riegler currently serve as its Nominating Committee, with Mr. Riegler chairing the committee.

The Nominating Committee Charter is available upon request from the Company. The Nominating Committee’s role is to identify and recommend candidates for positions on the Board of Directors. The Nominating Committee’s policies are subject to annual review. During fiscal 2008, the Nominating Committee met 2 times.

The function of the Nominating Committee, as detailed in the Nominating Committee Charter, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings. The Nominating Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating Committee has a strong preference for candidates with prior board experience with public companies. The Nominating Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

It is the policy of the Nominating Committee to consider candidates recommended by security holders, directors, executive officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board.  Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. The Nominating Committee will review all such recommendations.

The Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any Committee of the Board upon expiration of such director's term using the same factors as described above for other Board candidates. The Nominating Committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any year of service as a Board member will be viewed negatively by the Nominating Committee in evaluating the performance of such director.

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is available upon request from the Company by writing Advanced Growing Systems, Inc., 3050 Royal Boulevard South, Suite 135, Alpharetta, GA 30022, Attention: Board of Directors.

Director's Compensation

The following Director Compensation Table sets forth the compensation of our directors for the fiscal year ending on September 30, 2008.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Christopher J. Nichols*		—		—	—	—	—	$		$

Jon Hammond*		—		—	—	—	—	$		$
Jack Cowan	$2,000		$2,250		—	—	—		—	$4,250
Steve Riegler	$2,000		$2,250		—	—	—		—	$4,250
Lyle Mortenson	$2,000		$3,000							$3,300

At the present time employees that are members of the Board of Directors are reimbursed for travel expenses but do not receive compensation for service on the Board of Directors, other than the $5,000 retainer they are paid and if more than three Board meetings require out-of-town travel time, such additional travel time may be billed at a reasonable rate to be determined by the Board of Directors, as more fully described under the caption Director Compensation. The Company may elect to change this policy and fix a reasonable compensation rate for all directors.

*	Employees of the Company and our subsidiaries receive no additional compensation for BOD functions.

Board Committees and Independence

All of our directors serve until the next annual meeting of holders of Stockholders and until their successors are elected by the holders of our Common Stock and qualified, or until their earlier death, retirement, resignation or removal. Our bylaws set the authorized number of directors at not less than one, with the actual number fixed by our board of directors. Currently, our board of directors consists of five persons. Our bylaws authorized the board of directors to have the general management and control of the business and affairs of the corporation as allowed by the Articles of Incorporation, and the By-Laws.

Executive Officers

Executive Officers:

Christopher J. Nichols (41) is the Chairman, President and CEO of the Company. From December, 2003 through January, 2006 he was the senior Vice President of Sales for the Private Client Group at Westcap Securities, Inc. in Irvine, CA. From December of 2002 through October, 2003 he was a Vice President with Fisher Investments selling separate accounts to high net-worth individuals. From November, 1997 through October 2002, he was a Registered Representative with Interfirst Capital Corporation in Yorba Linda, CA. From January, 1991 through November of 1997, he was the Director of Sales and Marketing for Sun-Gard West, a regional distributor of solar control products.   Mr. Nichols serves on the board of directors of Bluefire Ethanol Fuels, Inc.

Dan K. Dunn (41) is the Chief Financial Officer, Treasurer and Secretary of the Company.  Dan brings over 13 years of progressive accounting experience working in public, construction and manufacturing accounting dealing mostly with early stage companies and helping to formulate the financial strategies to help get them to the next level. He was previously Chief Financial Officer with Janus International Corp, a manufacturer of steel rolling overhead doors, where he helped grow the company from a start up to over $80 million in sales while adding 2 additional manufacturing facilities, 1 distribution center and a foreign joint venture in a 4 year period. Dan is a graduate of West Georgia College and holds a B.B.A. and M.P.A. in Accounting.

Executive Officer Compensation

The following table sets forth for the Fiscal year ended September 30, 2008 the compensation received by the officers of the Corporation

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Warrant Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Christopher J. Nichols President	2008	$180,000		—		$—	—	—	$14,148	$194,148

Dan K. Dunn CFO, Treasurer, Secretary	2008	$120,000	—	—	$22,000	$13,156	—	—	$12,000	$167,156
										—
Jon Hammond	2008	$185,000		—		$—	—	—	$23,736	$208,736
Director, President of ANI										—

Stock Incentive Plan

The Company does not have a formal stock incentive plan. For key employee retention the managers of each subsidiary make recommendations to the Board of Directors for periodic stock incentives in the form of Common Stock awards. The requests are considered and acted upon by the Board of Directors as they feel appropriate under the circumstances.

Family Relationships

The brother of our Chairman and Chief Executive Officer Christopher J. Nichols is the President and Chief Executive Officer of Organic Growing Systems, Inc.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% Stockholders were complied with during the fiscal year ended September 30, 2008.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal years ended September 30, 2007 and 2006 with Advanced Growing’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-KSB for the last fiscal year for filing with the SEC.

Respectfully submitted,
Lyle J. Mortensen
Jack Cowan
Steve Riegler

The preceding Report of the Audit Committee will be filed with the records of the Company.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As outlined in the table below, we incurred the following fees for the fiscal years ended September 30, 2008 and September 30, 2007, respectively, for professional services rendered by Porter Keadle Moore, LLP and Whitley Penn LLP for the audit of the Company's annual financial statements and for audit-related services, tax services and all other services, as applicable.

Service Provided	Fiscal 2008	Fiscal 2007

Audit Fees(1)
Annual Audit	$60,391	$30,093

Audit Related Fees
Assurances and Related Sources	$49,950	—

Tax Fees	--	--
Tax Services

All Other Fees(2)
Fees for other services		$22,449

Total Fees	$110,341	$52,542

(1) Audit fees for fiscal year 2008 and 2007 include professional services rendered by Porter Keadle Moore, LLP and Whitley Penn LLP for the annual audit of the Company’s financial statements and internal controls and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.
(2) Other fees were primarily for review of our filings on Forms 10-QSB and 10SB during fiscal year 2007.

The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees initially pre-approved by the Audit Committee.

Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

The Company notified Whitley Penn LLP on September 10, 2008 that it had been dismissed as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2008. The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Whitley Penn. This action was approved by the Audit Committee on September 7, 2008.

TRANSACTIONS WITH RELATED PERSONS

On October 1, 2007, a marketing consultant, who is a relative of the Chairman of the Board of Directors, has been employed by the Company to oversee the re-organization of the sales and marketing efforts of the organic fertilizer business. This related party has been paid $180,000 for the year ended September 30, 2008.

The Company also borrowed $50,000 from a company operated by one of the members of the board of directors for working capital purposes. The note bears interest at 12% per annum and all accrued interest and principal shall be due and payable at the earlier of the time of any receipt of private or other funding in excess of $1,000,000, or on June 30, 2008. This director has agreed to extend the note to September 30, 2008.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-B promulgated by the SEC.  In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee.  After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

As of November 7, 2008, our authorized capitalization was 550,000,000 shares of capital stock, consisting of 500,000,000 shares of Common Stock, $0.001 par value per share and 50,000,000 shares of preferred stock, $0.001 par value per share. As of November 7, 2008, there were 25,873,761 shares of our Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of our Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

The following table sets forth, as of November 7, 2008, the number of shares of our Common Stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our Common Stock beneficially owned.

Title of Class	Name and Titles of Beneficial Owner(1)	Amount and Nature of Beneficial Owner	Percent of Class

Common	Christopher J. Nichols, President/CEO of AGSI	4,416,667	17.0%
___________________

1.	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities

2.	The above beneficial owners do not have any additional rights to acquire additional beneficial ownership.

Security Ownership of Management

Title of Class	Name and Title of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common	Christopher J. Nichols, President/CEO of AGSI	4,416,667	17.0%

Common	Jon Hammond, President Advanced Nurseries, Inc.	1,000,000		3.0%
Common	Mark Nichols, President of Organic Growing Systems, Inc.	100,000.34%
Common	Dan K. Dunn, CFO, Treasurer, and Secretary of AGSI	200,000.39%

(1) Management’s security holdings include shares of Common Stock and warrants convertible into Common Stock.  The Percent of Class includes Common Stock owned if all warrants are converted to Common Stock.

SHAREHOLDERS COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Advanced Growing Systems, Inc., 3050 Royal Boulevard South, Suite 135, Alpharetta, GA 30022, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2009 MEETING

In the event that a stockholder desires to have a proposal considered for presentation at the 2009 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Company so that it is received  not later than one hundred twenty (120) days in advance of the first anniversary of the date the Company’s proxy statement was first mailed to stockholders for the 2008 Annual Meeting of Stockholders; provided, however, that in the event that the date of the 2009 Annual Meeting is changed by more than thirty (30) days from the date of the 2008 Annual Meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such meeting and ten (10) calendar days following the date on which public announcement of the date of such meeting is first made by the Company. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s Bylaws.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.  Notices should be directed to: Advanced Growing Systems, Inc., 3050 Royal Boulevard South, Suite 135, Alpharetta, GA 30022, Attention: Secretary.

 AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 3050 Royal Boulevard South, Suite 135, Alpharetta, GA 30022 or by calling telephone number (678) 387-5061.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Advanced Growing Systems, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of  the Proxy Statements if they are receiving multiple copies of the Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement.  If you grant a proxy, the person named as proxy holder, Christopher J. Nichols, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

Christopher J. Nichols
Chairman of the Board

Alpharetta, Georgia
November 7, 2008

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ADVANCED GROWING SYSTEMS, INC.

The undersigned hereby appoints Christopher J. Nichols as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 12, 2008 at 9:00 A.M. at the Courtyard by Marriott, 214 E. Kaliste Saloom Road, Lafayette, LA 70508, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Christopher J. Nichols
Lyle J. Mortensen
Jack Cowan
Steve Riegler
Scott Bailey
Joseph I. Emas

Instruction:  To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1 and ratification of Proposal No. 2.

1.	To elect six directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To ratify the appointment of Porter Keadle Moore, LLP as the independent registered public accounting firm of the Company.

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐	WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2008

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.